SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                              January 30, 2001
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                    (Date of earliest event reported)



                     Independence Community Bank Corp.
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          (Exact name of registrant as specified in its charter)


  Delaware                         0-23229                    13-3387931
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(State or other jurisdiction  (Commission File Number)   (IRS Employer
 of incorporation)                                         Identification No.)


195 Montague Street, Brooklyn, New York                          11201
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(Address of principal executive offices)                      (Zip Code)


                               (718) 722-5300
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            (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)



ITEM 5.  OTHER EVENTS
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    Independence Community Bank Corp. (the 'Company") announced today that effective March 12, 2001, Alan Fishman will be appointed President and Chief Executive Officer of the Company and its wholly owned subsidiary, Independence Community Bank (the "Bank"). Mr. Fishman will also be elected to the Boards of Directors of both the Company and the Bank. Mr. Fishman's appointment was announced pursuant to the press release dated January 30, 2001 attached hereto as Exhibit 99.1 which is incorporated herein by reference thereto.


ITEM 7.  EXHIBITS
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         Exhibit Number           Description
         --------------           -----------
              99.1           Press Release dated January 30, 2001



















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  INDEPENDENCE COMMUNITY BANK CORP.



Date:  January 30, 2001           By:   /s/ John K. Schnock
                                       --------------------------------
                                       John K. Schnock
                                       Senior Vice President, Secretary and
                                        Counsel






















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